SEI INSTITUTIONAL INTERNATIONAL TRUST

International Fixed Income Fund

Supplement Dated March 20, 2007
to the Class A Shares Prospectus Dated January 31, 2007

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

Change in Sub-Adviser for the International Fixed Income Fund

The Prospectus is hereby amended and supplemented to reflect the following change in the portfolio management of the International Fixed Income Fund. In the sub-section entitled "International Fixed Income Fund" under the section entitled "Sub-Advisers and Portfolio Managers," the following paragraph is hereby added:

Fidelity International Investment Advisors: Fidelity International Investment Advisors (FIIA), located at Pembroke Hall, 42 Crow Lane, Pembroke HM 19, Bermuda, serves as a Sub-Adviser to the International Fixed Income Fund. FIIA is a wholly owned susidiary of Fidelity Investment Management Limited (FIML), which is itself a wholly owned subsidiary of Fidelity International Limited (FIL). Andy Weir manages the portion of the International Fixed Income Fund's assets allocated to FIIA. Mr. Weir has been with FIL for over 9 years and has 14 years of industry experience. Mr. Weir joined FIL in 1997 as a Quantitative Fixed Income Analyst. He became the Director of Quantitative Research in 2002, moving to Portfolio Manager in December 2003.

There are no other changes to the sub-advisers of the International Fixed Income Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SEI-F-436 (3/07)

SEI INSTITUTIONAL INTERNATIONAL TRUST

International Fixed Income Fund

Supplement Dated March 20, 2007
to the Statement of Additional Information ("SAI") Dated January 31, 2007

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

Change in Sub-Adviser for the International Fixed Income Fund

The SAI is hereby amended and supplemented to reflect the following change in the portfolio management of the International Fixed Income Fund. In the sub-section entitled "The Sub-Advisers" under the section entitled "The Adviser and Sub-Advisers," the following paragraph is hereby added:

FIDELITY INTERNATIONAL INVESTMENT ADVISORS

Fidelity International Investment Advisors (FIIA), located at Pembroke Hall, 42 Crow Lane, Pembroke HM 19, Bermuda, serves as a Sub-Adviser to the International Fixed Income Fund. FIIA is a wholly owned subsidiary of Fidelity Investment Management Limited (FIML), which is itself a wholly owned subsidiary of Fidelity International Limited (FIL). FIL is a privately owned investment management firm that was incorporated in Bermuda in January, 1969.

In addition, in the sub-section entitled "Portfolio Management" under the section entitled "The Adviser and Sub-Advisers," the following text is hereby added:

FIIA

Compensation. SIMC pays FIIA a fee based on the assets under management of the International Fixed Income Fund as set forth in an investment sub-advisory agreement between FIIA and SIMC. FIIA pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the International Fixed Income Fund. The following information relates to the period ended February 28, 2007.

FIIA's portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by FIIA, as applicable, or at the election of the portfolio manager. Base salary is determined by level of responsibility and tenure either at FIIA or its affiliates or parent company.

The portfolio manager's bonus is based on several components. The primary components are (i) the pre-tax investment performance of the International Fixed Income Fund measured against the Lehman Brothers Global Aggregate Index, and (ii) the investment performance of other funds and accounts managed by FIIA and its affiliates. The pre-tax investment performance of the International Fixed Income Fund is weighted according to the portfolio manager's tenure on the International Fixed Income Fund and the average asset size of the International Fixed Income Fund over the portfolio manager's tenure. Each component is calculated separately over his tenure on the International Fixed Income Fund over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to three years. A smaller, subjective component of the portfolio manager's bonus is based on his overall contribution to the management of FIIA.

Ownership of Fund Shares. As of February 28, 2007, Mr. Weir did not beneficially own any shares of the International Fixed Income Fund.

Other Accounts. As of February 28, 2007, in addition to the International Fixed Income Fund, Mr. Weir was responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Andy Weir	—	—	10	$1,487,000,000	7	$2,365,000,000

Conflicts of Interest. FIIA's compensation plan may give rise to potential conflicts of interest. Although investors in the International Fixed Income Fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager's compensation is linked to the pre-tax performance of the International Fixed Income Fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales.

When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

In addition, a conflict of interest may arise if the International Fixed Income Fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FIIA or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for funds or accounts other than the International Fixed Income Fund may outperform the securities selected for the International Fixed Income Fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Personal accounts may give rise to potential conflicts of interest; trading in personal accounts is restricted by FIIA's Code of Ethics.

There are no other changes to the sub-advisers of the International Fixed Income Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-437 (3/07)